SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 2, 2004 June 2, 2004

Heartland Financial USA, Inc.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24724 (Commission File Number)	42-1405748 (I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa (Address of principal executive offices)	52001 (Zip Code)

(319) 589-2100
(Registrant’s telephone number, including area code)

Item 5. Other Information
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Press Release

Item 5. Other Information

     On June 2, 2004, Heartland Financial USA, Inc., issued a press release announcing the completion of its acquisition of Rocky Mountain Bancorporation, the holding company for Rocky Mountain Bank, a financial institution providing retail and commercial banking services from eight locations throughout Montana. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired.

None.

     (b) Pro Forma Financial Information.

None.

     (c) Exhibits.

99.1 Press Release dated June 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND FINANCIAL USA, INC.

Dated: June 2, 2004	By:	/s/ JOHN K. SCHMIDT

John K. Schmidt
Executive Vice President, Chief Operating Officer and Chief Financial Officer

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